UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 14, 2020

Ipsidy Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-54545	46-2069547
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

670 Long Beach Boulevard, Long Beach, New York 11561

(Address of principal executive offices) (zip code)

516-274-8700

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: Not applicable.

Title of each class	Trading Symbol	Name of each exchange on which registered
Not applicable.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☒ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Agreements of Certain Officers

On January 14, 2020, Ipsidy Inc. (the “Company”) appointed Phillip L. Kumnick, a director of the Company, as Deputy Chairman of the Company, and Thomas Szoke was appointed as Chief Operating Officer of the Company. Mr. Szoke previously served as the Chief Technology Officer of the Company and continues to serve as a director of the Company. Christopher White was appointed as Chief Technology Officer of the Company.

Chris White, 47, joined the Company in 2018, initially as Director Dev-Ops, and was promoted to SVP Engineering in February 2019. In those roles he was responsible for the Company’s payments and mobile solutions application development. Prior to joining Ipsidy from 2016 to 2018, Mr. White served as Software Engineering Director at NCR Corporation and was responsible for development and maintenance of retail location management and point-of-sale systems for the petroleum industry. From 2015 to 2016 he was Director, Software Device & Tools at Verifone responsible for SDK’s, which were used by internal and third-party developers to develop software on Verifone devices. Prior to joining Verifone, Chris White was at Ingenico from 2011 to 2015, rising to VP of Core Engineering, where he was responsible for North American payment systems. Mr. White is a veteran of the United States Marine Corps in which he served honorably from 1991-1996 and received multiple certifications in electronics.

There is no understanding or arrangement between Mr. White and any other person pursuant to which Mr. White was appointed as an officer of the Company.  Mr. White does not have any family relationship with any director, executive officer or person nominated or chosen by us to become a director or an executive officer.  Mr. Kumnick has not had direct or indirect material interest in any transaction or proposed transaction, in which the Company was or is a proposed participant exceeding $120,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ipsidy Inc.

Date: January 21, 2020	By:	/s/ Stuart Stoller
Name: Stuart Stoller
Title: Chief Financial Officer